UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2009

Item 1. Report to Stockholders.

ANNUAL REPORT

Year Ended
March 31, 2009

April 28, 2009

Dear Shareholders:

The year ended March 31, 2009 was a difficult time for the Perkins Discovery Fund and the stock market in general.  The Fund finished the period with a return of -39.40% versus -43.43% for the Wilshire Micro-cap, -37.50% for the Russell 2000, -32.93% for the NASDAQ Composite and -38.09% for the S&P 500.  Micro-cap stocks were among the hardest hit during the period, however, the Fund was down four percentage points less than the Wilshire Micro-cap Index.  Typically, in a bear market, micro-cap stocks will decline more than large caps but they often rebound faster in the next bull market.  During the first quarter of calendar 2009, the Fund was up 2.96% versus -10.06% for the Wilshire Micro-cap Index.

At the Perkins Discovery Fund, we follow a bottom-up approach, using both fundamental and technical chart analysis to find new investment opportunities one by one and to monitor our current holdings.  During the fiscal year we acquired 17 new holdings and disposed of 21.  The portfolio contracted from 39 holdings to 35, as we found fewer names that we wanted to buy than we decided to sell.  We maintained a relatively high cash balance during most of the year, starting with 15.6% in cash and cash equivalents and ending with 16.9%.  Since we were in a down market and experiencing redemptions, we felt this was prudent.

Our three best performing stocks for the fiscal year were Titan Machinery, Inc., Secure Computing Corp. and Diamond Foods, Inc.  Titan Machinery sells agricultural and construction equipment through 62 full service dealerships in the Upper Midwest.  Titan had a strong run up into the summer of 2008 at which point we felt it was fully priced and made the decision to sell the holding.  Secure Computing is a leading provider of enterprise internet gateway security.  We purchased Secure in the summer and owned it for only three months as it was acquired by McAfee, Inc. in the fall.  Diamond Foods is a leading branded food company specializing in processing, marketing and distributing culinary nuts and snack products.  We purchased Diamond as the company was moving into the higher margin healthy snack market and continue to own the stock and like the company’s prospects going forward.

The Fund’s three biggest losers were I-Many, Inc., Uroplasty, Inc. and Appliance Recycling Centers of America, Inc.  I-Many provides contract lifecycle management software applications for health, life science and other industries.  I-Many was down as the company experienced new contract delays in the weak economy.  We continued to own the company as we felt the stock was down enough and it did end up bottoming in December.  Uroplasty is a medical device company that develops, manufactures and markets innovative proprietary products for the treatment of voiding dysfunctions.  Appliance Recycling operates 20 ApplianceSmart retail stores which sell household appliances and also recycles appliances.  Both Uroplasty and Appliance Recycling are down in this poor market but we like their prospects and continue to own them; we added to our Appliance Recycling position in June.  Spartan Motors, Inc., another company we owned that was a poor performer, was sold because of the effect the economy was having on the company’s motor home chassis business.

The table below shows the Fund’s performance for various periods ended March 31, 2009.

Annualized Total Return	Perkins Discovery Fund	DJ Wilshire Micro-cap Index	Russell 2000 Index	NASDAQ Composite Index	S&P 500 Index
Since 4-9-98 Inception	6.95%	2.01%	0.14%	-1.58%	-1.30%
Ten Year	6.10%	4.31%	1.93%	-4.65%	-3.00%
Five Year	-6.05%	-10.54%	-5.24%	-5.18%	-4.76%
Three Year	-18.34%	-22.90%	-16.80%	-13.23%	-13.06%
One Year	-39.40%	-43.43%	-37.50%	-32.93%	-38.09%

Gross Expense Ratio: 2.20%

The Fund’s performance by calendar year is shown in the table below.

Calendar Period	Perkins Discovery Fund	DJ Wilshire Micro-cap Index	Russell 2000 Index	NASDAQ Composite Index	S&P 500 Index
1998 (Partial Year)	9.67%	-16.28%	-11. 36%	21.34%	12.84%
1999	67.54%	40.68%	21.26%	85.58%	21.03%
2000	7.61%	-18.08%	-3.02%	-39.29%	-9.15%
2001	17.76%	24.82%	2.49%	-21.05%	-11.91%
2002	-31.18%	-8.54%	-20.48%	-31.53%	-22.18%
2003	67.87%	84.03%	47.25%	50.01%	28.62%
2004	22.55%	15.87%	18.33%	8.59%	10.92%
2005	1.13%	0.99%	4.55%	1.37%	4.88%
2006	20.46%	16.02%	18.37%	9.52%	15.80%
2007	4.31%	-8.52%	-1.57%	9.81%	5.49%
2008	-51.52%	-44.98%	-33.79%	-40.54%	-37.00%
2009 (YTD to 03/31/09)	2.96%	-10.06%	-14.95%	-3.07%	-11.01%
Annualized
(Inception to 03/31/09)	6.95%	2.01%	0.14%	-1.58%	-1.30%

Please note that performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-366-8361. The fund imposes a 1.00% redemption fee on shares held less than 90 days.  Performance data does not reflect the redemption fee.  If it had, return would be reduced.

In our last two letters, we said we believed that we may be at or near a bottom.  Now there are good reasons to believe we saw that bottom in March.  As the market sold off to new lows last fall and again this spring, it did so with a declining number of stocks making new 52-week lows.  On the October 10 decline there were 2,901 stocks that made new 52-week lows on the NYSE.  Then on the November 21 decline there were 1,894 new lows while the March 6 sell off recorded only 827 new lows.  Finally, on the March 30 decline there were no new lows, which suggests to us that the market is sold out and in a position to rally.  Arguments we presented in our last letter also still hold.  The economy went into a recession in the fall of 2007.  If this turns out to be a long two-year recession, we would now be about six months from the end, which puts us in the time frame when a bottom should take place.  The fiscal and monetary cycles are also in the right position for a bottom.  The Federal Reserve has now dropped the federal funds rate 10 times and the discount rate 12 times. The TARP bailout and other steps taken by the Treasury and the Fed are beginning to ease the credit crisis and after 18 months of market decline stocks are undervalued, especially small and micro-cap companies.

We cannot control the action of the market; however, we will continue to choose stocks that we believe can do well over the long term using our same bottom-up selection process of looking for small companies that are benefiting from positive change.  And, of course, we continue to monitor our holdings.  Some of these reach levels where they will be sold, even though they may continue to be good companies.  Others will not work out in the way we anticipated and will be candidates to be sold.  Both will be replaced with new ideas, as part of an ongoing process.  We believe the Discovery Fund is well positioned in micro-cap growth stocks that hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard W. Perkins, C.F.A.	Daniel S. Perkins, C.F.A.
President	Executive Vice President

Opinions expressed above are those of Richard W. Perkins or Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The Dow Jones Wilshire Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by Market Capitalization of the Dow Jones Wilshire 5000 Index. One cannot invest directly in an index.  Please refer to the schedule of investments for more information regarding fund holdings.  Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus.  Please read it carefully before investing.

The Fund is distributed by Quasar Distributors, LLC.  (05/09)

The Perkins Discovery Fund

SECTOR ALLOCATION at March 31, 2009 (Unaudited)

*  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six-Months Ended March 31, 2009 (Unaudited)

As a shareholder of the Perkins Discovery Fund (“the Fund”), you incur two types of costs: (1) transaction costs, including redemptions fees and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/01/08 – 3/31/09).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares that have been held for less than three months. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not

The Perkins Discovery Fund

EXPENSE EXAMPLE For the Six-Months Ended March 31, 2009 (Unaudited) (Continued)

included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/08	Value 3/31/2009	10/1/08 – 3/31/2009*
Actual	$1,000	$718	$8.57
Hypothetical (5% annual
return before expenses)	$1,000	$1,015	$10.05

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 2.00% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

The Perkins Discovery Fund
Value of $10,000 vs S&P 500 Index,
Russell 2000 Index and Dow Jones Wilshire Micro-Cap Index

Average Annual Total Return
Period Ending March 31, 2009
1 Year	(39.40)%
5 Year	(6.05)%
Since Inception (4/9/98)	6.95%

This chart illustrates the performance of a hypothetical $10,000 investment made on April 9, 1998 (the “Fund’s inception”) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.

As of 3/31/09 the Russell 2000 Index returned (37.50%), (5.24%), 0.14% for the one-year, five-year and since inception periods, respectively.

As of 3/31/09 the  S&P 500 Index returned (38.09%), (4.76%), (1.30)% for the one-year, five-year and since inception periods, respectively.

As of 3/31/09 the Dow Jones Wilshire MicroCap Index returned (43.43%), (10.54%), 2.01% for the one-year, five-year and since inception periods, respectively.

The Russell 2000 Index is composed of 2,000 securities with market values ranging from $25 to $275 million.  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Dow Jones Wilshire Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by market capitalization, of the Dow Jones Wilshire 5000 Index.  One cannot invest directly in an index.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at March 31, 2009

Shares		Value
COMMON STOCKS: 83.1%
Chemicals: 2.4%
30,000	Landec Corp.*	$167,100
Computers: 2.1%
50,000	Datalink Corp.*	144,500
Computers & Peripherals: 4.0%
25,000	Compellent
	Technologies, Inc.*	271,250
Diversified Telecommunication Services: 1.5%
90,000	Broadcast
	International, Inc.*	106,200
Electronic Equipment & Instruments: 6.0%
50,000	ADDvantage
	Technologies
	Group, Inc.*	70,500
125,000	Iteris, Inc.*	163,750
90,000	Wireless Ronin
	Technologies, Inc.*	180,000
		414,250
Food & Staples Retailing: 3.4%
50,000	Allion Healthcare, Inc.*	230,000
Food Products: 4.1%
10,000	Diamond Foods, Inc.	279,300
Health Care Equipment & Supplies: 5.0%
150,000	CardioGenesis Corp.*	37,500
2,987	Cardiovascular
	System, Inc.*	21,178
20,000	Span America
	Medical Systems, Inc.	173,900
150,000	Uroplasty, Inc.*	108,000
		340,578
Health Care Providers & Services: 11.4%
87,500	Health Fitness Corp.*	188,125
65,000	IntegraMed
	America, Inc.*	395,850
20,000	U.S. Physical
	Therapy, Inc.*	193,600
		777,575
Healthcare Products: 1.3%
60,000	EDAP TMS
	S.A.- ADR*	87,000
Help Supply Services: 0.7%
50,000	RCM
	Technologies, Inc.*	51,500
Hotels, Restaurants & Leisure: 0.2%
50,000	Granite City Food
	& Brewery Ltd.*	11,500
Household Products: 0.1%
50,000	Spectrum Brands, Inc.*	6,500
Internet Software & Services: 2.7%
70,000	Easylink Services
	International Corp.*	125,300
237,500	I-Many, Inc.*	59,375
		184,675
IT Services: 4.0%
80,000	Computer Task
	Group, Inc.*	276,000
Leisure Equipment & Products: 0.2%
40,000	Nature Vision, Inc.*#	11,200
Machinery: 1.6%
11,500	Tennant Co.	107,755
Media: 13.0%
400,000	Insignia Systems, Inc.*	784,000
45,000	Lakes
	Entertainment, Inc.*	92,250
21,554	WPT Enterprises, Inc.*	12,286
		888,536
Pharmaceuticals: 6.4%
200,000	Heska Corp.*	48,020
20,000	Matrixx
	Initiatives, Inc.*	328,000
50,000	Oculus Innovative
	Sciences, Inc. *	63,000
		439,020
Semiconductor & Semiconductor
Equipment: 0.5%
43,000	MathStar, Inc.*#	35,475
Software: 10.0%
25,000	Ebix, Inc.*	621,250
232,400	SoftBrands, Inc.*	62,748
		683,998

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at March 31, 2009 (Continued)

Shares		Value
COMMON STOCKS: 83.1% (Continued)
Specialty Retail: 2.5%
90,000	Appliance Recycling
	Centers of
	America, Inc.*	$169,200
TOTAL COMMON STOCKS
(Cost $11,187,976)		5,683,112
SHORT-TERM INVESTMENTS: 17.3%
Money Market Investments: 17.3%
267,456	AIM Liquid Assets	267,456
323,415	AIM Short-Term
	Prime-Institutional
	Class	323,415
264,512	Fidelity Institutional
	Government Portfolio	264,512
266,689	Fidelity Institutional
	Money Market Portfolio	266,689
58,359	Short-Term Treasury
	Investment	58,359
		1,180,431
TOTAL SHORT-TERM
INVESTMENTS
(Cost $1,180,431)		1,180,431
TOTAL INVESTMENTS: 100.4%
(Cost $12,368,407)		6,863,543
Liabilities in Excess
of Other Assets: (0.4)%		(24,633)
TOTAL NET ASSETS: 100.0%		$6,838,910

ADR American Depository Receipt
*	Non Income Producing.
#	Security considered illiquid. As of March 31, 2009, the value of these investments were $46,675 or 0.68% of net assets. See Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2009

ASSETS
Investments in securities, at value
(cost $12,368,407) (Note 2)	$6,863,543
Receivables:
Due from Adviser, Net	7,235
Interest	661
Prepaid expenses	21,811
Total assets	6,893,250

LIABILITIES
Payables:
Investment securities purchased	4,948
Administration fees	2,548
Custody fees	751
Distribution fees	11,478
Fund accounting fees	3,616
Transfer agent fees	6,797
Chief Compliance Officer fees	1,250
Other accrued expenses	22,952
Total liabilities	54,340

NET ASSETS	$6,838,910
Net asset value, offering and redemption price per share
($6,838,910 / 517,254, shares outstanding: unlimited
shares authorized without par value)	$13.22

COMPONENTS OF NET ASSETS
Paid-in capital	$15,960,869
Accumulated net realized loss on investments	(3,617,095)
Net unrealized depreciation on investments	(5,504,864)
Net assets	$6,838,910

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2009

INVESTMENT INCOME
Dividends	$23,389
Interest	34,164
Total investment income	57,553

EXPENSES (Note 3)
Investment advisory fees	110,127
Transfer agent fees	41,783
Administration fees	33,036
Distribution fees	27,532
Registration fees	23,820
Fund accounting fees	21,327
Audit fees	18,260
Reports to shareholders	12,682
Trustee fees	7,643
Miscellaneous expenses	6,689
Chief Compliance Officer fees	6,319
Legal fees	6,295
Custody fees	4,872
Insurance expense	1,199
Total expenses	321,584
Less: fees waived	(101,637)
Net expenses	219,947
Net investment loss	(162,394)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(1,320,778)
Change in net unrealized depreciation on investments	(4,109,851)
Net realized and unrealized loss on investments	(5,430,629)
Net decrease in net assets
resulting from operations	$(5,593,023)

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(162,394)	$(256,833)
Net realized loss on investments	(1,320,778)	(1,601,642)
Change in net unrealized
depreciation on investments	(4,109,851)	(5,472,499)
Net decrease in net assets
resulting from operations	(5,593,023)	(7,330,974)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(107,278)	(745,483)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net
assets derived from net change
in outstanding shares (a)(b)	(3,403,103)	10,450,159
Total increase (decrease)
in net assets	(9,103,404)	2,373,702

NET ASSETS
Beginning of Year	15,942,314	13,568,612
End of Year	$6,838,910	$15,942,314

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2009		March 31, 2008
	Shares	Value	Shares	Value
Shares sold	84,370	$1,536,967	1,234,277	$39,502,473
Shares issued in
reinvestment of
distributions	8,049	94,977	26,211	686,475
Shares redeemed (b)	(295,057)	(5,035,047)	(1,006,230)	(29,738,789)
Net increase (decrease)	(202,638)	$(3,403,103)	254,258	$10,450,159

(b)	Net of redemption fees of $577 and $69,444, respectively.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2009	2008	2007	2006	2005
Net asset value,
beginning of year	$22.15	$29.14	$27.71	$22.52	$23.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.31)	(0.28)	(0.48)	(0.33)	(0.61)
Net realized and
unrealized gain (loss)
on investments	(8.44)	(5.89)	4.16	7.72	0.49
Total from
investment operations	(8.75)	(6.17)	3.68	7.39	(0.12)

LESS DISTRIBUTIONS:
From net realized gain	(0.18)	(0.92)	(2.25)	(2.21)	(0.72)
Paid-in capital from
redemption fees
(Note 2)	0.00 *	0.10	0.00 *	0.01	0.06
Net asset value,
end of year	$13.22	$22.15	$29.14	$27.71	$22.52

Total return	(39.40)%	(21.33)%	14.24%	35.15%	(0.54)%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$6.8	$15.9	$13.6	$11.9	$6.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.92%	2.18%	2.54%	3.28%	2.93%
After fees waived and
expenses absorbed	2.00%	2.02%	2.50%	2.50%	2.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(2.40)%	(1.15)%	(1.84)%	(2.68)%	(2.67)%
After fees waived and
expenses absorbed	(1.48)%	(0.99)%	(1.80)%	(1.90)%	(2.24)%
Portfolio turnover rate	60%	93%	78%	78%	36%

*  Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2009

NOTE 1 – ORGANIZATION

The Perkins Discovery Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 9, 1998.

The Fund’s investment objective is to seek long-term capital appreciation with an emphasis in investing in domestic common stocks.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2009, the Fund did not hold fair valued securities.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007.  FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable.  The Perkins Discovery Fund has adopted FAS 157 effective April 1, 2008.  A summary of the fair value hierarchy under FAS 157 is described below.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the The Perkins Discovery Fund’s net assets as of March 31, 2009:

Investments
Description	in Securities
Level 1 - Quoted prices	$6,863,543
Level 2 - Other significant observable inputs	—
Level 3 - Significant unobservable inputs	—
Total	$6,863,543

B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

As of March 31, 2009, the Fund had post-October losses of $411,550.

At March 31, 2009, the Fund had capital loss carryforwards available for federal income tax purposes as follows:

Year of Expiration	Amount
March 31, 2017	$3,205,545

On September 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken of future returns.  These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and Massachusetts.  Tax years include the tax years ended March 2006 through 2009.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

year-end March 31, 2009.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C.
Security Transactions, Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

G.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

have no effect on net assets or net asset value per share.  For the year ended March 31, 2009. the Fund decreased undistributed net loss by $162,394, decreased accumulated net realized loss by $5 and decreased paid in capital by $162,399.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund.  Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value.  Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

At March 31, 2009, the Perkins Discovery Fund had investments in illiquid securities with a total value of total net assets.

	Shares	Dates Acquired	Cost Basis
Nature Vision, Inc.	40,000	1/06 - 5/07	$257,390
MathStar, Inc.	43,000	8/06 - 7/07	$491,870

J.
New Accounting Pronouncements. In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect and entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

Orderly” (“FSP 157-4”).  FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009.  Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Perkins Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended March 31, 2009 the Fund incurred $110,127 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 2.00% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

At March 31, 2009, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $147,917. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2010	$ 4,662
March 31, 2011	41,618
March 31, 2012	101,637

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Under $12 million	$30,000
$12 to $50 million	0.25% of average daily net assets
$50 to $100 million	0.20% of average daily net assets
$100 to $200 million	0.15% of average daily net assets
Over $200 million	0.10% of average daily net assets

For the year ended March 31, 2009, the Fund incurred $33,036 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended March 31, 2009, the Fund was allocated $6,319 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund.  The Fund pays a fee to the Advisor as compensation for distribution-related activities, not reimbursement for specific expenses.  For the year ended March 31, 2009, the Fund paid distribution fees of $27,532 to the Advisor.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2009 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2009, the cost of purchases and the proceeds from sales of securities for The Perkins Discovery Fund, excluding short-term securities, was $5,732,354 and $7,978,199, respectively.

There were no purchases or sales of U.S. Government obligations for the year ended March 31, 2009.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2009 and 2008 was as follows:

	2009	2008
Distributions paid from:
Long-term capital gain	$107,278	$745,483
Short-term capital gain	—	—

As of March 31, 2009 the components of distributable earnings on a tax basis were as follows:

Cost of investments	$12,368,407
Gross tax unrealized appreciation	1,217,283
Gross tax unrealized depreciation	(6,722,147)
Net tax unrealized appreciation	$(5,504,864)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated gains/(losses)	(3,617,095)
Total accumulated earnings/(losses)	$(9,121,959)

The Perkins Discovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Perkins Discovery Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Perkins Discovery Fund, a series of shares of Professionally Managed Portfolios, as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Perkins Discovery Fund as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 28, 2009

The Perkins Discovery Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee,
(born 1943)	and	Term;	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May 1991.	management and business
Glendora, CA 91741			consulting); formerly,
Executive Vice President
and Chief Operating
Officer, Integrated Asset
Management (investment
adviser and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).
Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
2020 E. Financial Way		Since	Chief Executive Officer,		The
Suite 100		May 1991.	Rockefeller Trust Co.,		University of
Glendora, CA 91741			(prior thereto Senior		Virginia Law
			Vice President), and		School
			Managing Director,		Foundation.
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon, Inc.

The Perkins Discovery Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Carl A. Froebel	Trustee	Indefinite	Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services);
Suite 100		May 1991.	formerly, President
Glendora, CA 91741			and Founder, National
Investor Data Services,
Inc. (investment related
computer software).
Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly,	1	Independent
(born 1950)		Term;	Executive Vice		Trustee, The
2020 E. Financial Way		Since	President, Investment		Managers
Suite 100		May 1991.	Company		Funds,
Glendora, CA 91741			Administration, LLC		Managers
			(“ICA”) (mutual		AMG Funds;
			fund administrator).		Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.
Officers of the Trust
Robert M. Slotky	President	Indefinite	Senior Vice	Not	Not
(born 1947)		Term; Since	President, U.S.	Applicable	Applicable
2020 E. Financial Way		August 2002.	Bancorp Fund
Suite 100	Chief	Indefinite	Services, LLC
Glendora, CA 91741	Compliance	Term; Since	since July 2001.
	Officer	September
2004
	Anti-	Indefinite
	Money	Term; Since
	Laundering	December
	Officer	2005.

The Perkins Discovery Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Eric W. Falkeis	Treasurer	Indefinite	Senior Vice	Not	Not
(born 1973)		Term;	President USBFS	Applicable	Applicable
615 East Michigan St.		Since	since September
Milwaukee, WI 53202		August 2002.	2007; Chief Financial
Officer, U.S. Bancorp
Fund Services, LLC,
since April 2006;
Vice President, U.S.
Bancorp Fund Services,
LLC since 1997;
formerly, Chief
Financial Officer,
Quasar Distributors,
LLC (2000-2003).
Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable	Applicable
2020 E. Financial Way		Since	Officer, U.S. Bancorp
Suite 100		February	Fund Services, LLC,
Glendora, CA 91741		2008.	since July 2007;
formerly, Vice
President and Senior
Counsel, Wells Fargo
Funds Management,
LLC (2004-2007),
formerly, Vice President
and Legal Compliance
Officer, U.S. Bancorp
Fund Services, LLC
(1998-2004).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

The Perkins Discovery Fund

FEDERAL TAX INFORMATION (Unaudited)

The Perkins Discovery Fund designates 0.0% of the dividends declared from net investment income during the year ended March 31, 2009 as qualified income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended March 31, 2009, 0.0% of the ordinary distributions paid by the Perkins Discovery Fund, qualify for the dividend received deduction available to corporate shareholders.

For foreign shareholders in the Fund, for the year ended March 31, 2009, 0.0% of the ordinary distributions paid by the Perkins Discovery Fund qualify as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c).

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how The Perkins Discovery Fund vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 280-4779, by accessing the Funds’ website at www.perkinscapital.com, or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ending June 30 is available by calling (800) 280-4779 and on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Perkins Discovery Fund file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling (800) 280-4779. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Advisor
PERKINS CAPITAL MANAGEMENT, INC.
730 East Lake Street
Wayzata, MN  55391-1769
(800) 998-3190
(952) 473-8367

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

The Perkins Discovery Fund
Symbol – PDFDX
CUSIP – 742935711

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Perkins Discovery Fund

	FYE 3/31/2009	FYE 3/31/2008
Audit Fees	$18,700	$18,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Perkins Discovery Fund

Non-Audit Related Fees	FYE 3/31/2009	FYE 3/31/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  June 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  June 2, 2009

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  June 3, 2009

* Print the name and title of each signing officer under his or her signature.